SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                 (Amendment No.)

Filed by the Registrant                               [X]
Filed by a Party other than the Registrant            [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section.240-14a-11(c) or Section.240-
      14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                            Franklin Universal Trust
                (Name of Registrant as Specified In Its Charter)

                            Franklin Universal Trust
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

     (1)   Title of each class of securities to which transaction applies:

     (2)   Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)   Proposed maximum aggregate value of transaction:

     (5)   Total fee paid:

[ ]   Fee paid previously with preliminary material.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)   Amount Previously Paid:

      2)   Form, Schedule or Registration Statement No.:

      3)   Filing Party:

      4)   Date Filed:


777 Mariners Island Blvd.
P.O. Box 7777
San Mateo, CA 94403-7777

                           FRANKLIN UNIVERSAL TRUST

                      IMPORTANT SHAREHOLDER INFORMATION

These materials are for the annual shareholders' meeting scheduled for Thursday, May 27, 1999 at 2:00 p.m. Pacific time. They discuss the proposals to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Trustees' recommendations on page 1 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.



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                            FRANKLIN UNIVERSAL TRUST

                 NOTICE OF 1999 ANNUAL SHAREHOLDERS' MEETING

The Annual Shareholders' Meeting ("Meeting") of Franklin Universal Trust (the "Fund") will be held at the Fund's office, at 777 Mariners Island Blvd., San Mateo, California, 94404 on Thursday, May 27, 1999 at 2:00 p.m. Pacific time.

During the Meeting, shareholders of the Fund will vote on three proposals:

1.  The election of a Board of Trustees of the Fund;

2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors for the Fund for the fiscal year ending August 31, 1999;

3. The transaction of any other business that may properly come before the Meeting or any adjournment thereof.

                                      By Order of the Board of Trustees,



                                      Deborah R. Gatzek
                                      Secretary

San Mateo, California
Dated: April 15, 1999

------------------------------------------------------------------------------
PLEASE SIGN AND PROMPTLY RETURN YOUR PROXY CARD IN THE SELF-ADDRESSED ENVELOPE REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
------------------------------------------------------------------------------





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                            FRANKLIN UNIVERSAL TRUST

                               PROXY STATEMENT

   INFORMATION ABOUT VOTING:

   WHO IS ASKING FOR MY VOTE?

   The Trustees of Franklin Universal Trust (the "Fund") in connection with the Annual Shareholders' Meeting to be held May 27, 1999 (the "Meeting"), have asked that you vote on several matters.

   WHO IS ELIGIBLE TO VOTE?

   Shareholders of record at the close of business on March 29, 1999 are entitled to be present and to vote at the Meeting or any adjourned meeting. Each share of record is entitled to one vote on each matter presented at the Meeting. The Notice of Meeting, the proxy card, and the proxy statement were mailed to shareholders of record on or about April 15, 1999.

   ON WHAT ISSUES AM I BEING ASKED TO VOTE?

   You are being asked to vote on three proposals:

   1. The election of all nominees as trustees;

   2. The ratification or rejection of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 1999; and

   3. The transaction of any other business that may properly come before the Meeting or any adjournment thereof.

   HOW DO THE FUND'S TRUSTEES RECOMMEND THAT I VOTE?

   The Trustees unanimously recommend that you vote:

   1. FOR the election of all eight nominees to the position of trustee;

   2. FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending August 31, 1999; and

   3. FOR the proxyholders to vote, in their discretion, on any other business as may properly come before the Meeting or any adjournment thereof.

   HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

   You may attend the Meeting and vote in person or you may complete and return the proxy card.

   Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the Proposals 1 through 3, your proxy will be voted as you indicated. If you simply sign and date the proxy card, but don't specify a vote for any of the Proposals 1 through 3, your shares will be voted IN FAVOR of the nominees for Trustee (Proposal 1), IN FAVOR of ratifying the selection of PricewaterhouseCoopers LLP as independent auditors (Proposal 2), and/or IN ACCORDANCE with the discretion of the persons named in the proxy card as to any other matters that properly may come before the Meeting (Proposal 3).

   CAN I REVOKE MY PROXY?

   You may revoke your proxy at any time before it is voted by: (1) delivering a written revocation to the Secretary of the Fund, (2) forwarding to the Fund a later-dated proxy card that is received by the Fund at or prior to the Meeting, or (3) attending the Meeting and voting in person.

   THE PROPOSALS:

   PROPOSAL 1: ELECTION OF TRUSTEES

   WHO ARE THE NOMINEES?

   Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edward B. Jamieson, Charles B. Johnson, Rupert H. Johnson, Jr., Frank W.T. LaHaye, and Gordon S. Macklin have been nominated to be Trustees of the Fund, to hold office until the next Annual Shareholders' Meeting, and until their successors are elected and qualified to serve. All of the nominees are currently members of the Board of Trustees (the "Board"). In addition, all of the current nominees are also directors or trustees of other investment companies in the Franklin Group of Funds(R) and/or the Templeton Group of Funds (collectively, the "Franklin Templeton Group of Funds").

   Certain Trustees of the Fund hold director and/or officer positions with Franklin Resources, Inc. ("Resources") and its affiliates. Resources is a publicly owned holding company. The principal shareholders are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 19% and 15%, respectively, of Resources' outstanding shares. Resources is primarily engaged, through its various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange, Inc. ("NYSE") listed holding company (NYSE: BEN). Charles B. Johnson, Chairman of the Board of the Fund, and Rupert H. Johnson, Jr., Vice President of the Fund, are brothers.

   Each nominee is currently eligible and has consented to serve if elected. If any of the nominees should become unavailable, the persons named in the proxy will vote in their discretion for another person or other persons who may be nominated as Trustees.

   Listed below, for each nominee, is a brief description of his recent professional experience.


                                                                        SHARES BENEFICIALLY
                                                         FUND SHARES       OWNED IN THE
                                                     OWNED BENEFICIALLY  FRANKLIN TEMPLETON
                                                       AND % OF TOTAL     GROUP OF FUNDS
   NAME, ADDRESS, PRINCIPAL OCCUPATION     LENGTH      OUTSTANDING ON   (INCLUDING THE FUND) AS
   DURING PAST FIVE YEARS AND AGE        OF SERVICE   NOVEMBER 12, 1998   OF NOVEMBER 12, 1998
----------------------------------------------------------------------------------------------

Frank H. Abbott, III                      Trustee       None                  270,290
1045 Sansome Street                       since
San Francisco, CA 94111                   June 1988

President and Director, Abbott Corporation (an investment company); director or trustee, as the case may be, of 27 of the investment companies in the Franklin
Templeton  Group  of  Funds;  and  FORMERLY,  Director,  MotherLode  Gold  Mines
Consolidated (gold mining) and Vacu-Dry Co. (food processing). Age 78.

Harris J. Ashton                          Trustee       1,352**             1,105,180
191 Clapboard Ridge Road                  since
Greenwich, CT 06830                       June 1988

Director, RBC Holdings, Inc. (bank holding company) and Bar-S Foods (meat packing company); director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers). Age 66.

S. Joseph Fortunato                       Trustee       2,365**             437,525
Park Avenue at Morris County              since
P.O. Box 1945                             March 1989
Morristown, NJ 07962-1945

Member of the law firm of Pitney, Hardin, Kipp & Szuch; director or trustee, as the case may be, of 51 of the investment companies in the Franklin Templeton
Group of Funds. Age 66.


                                                                         SHARES BENEFICIALLY
                                                         FUND SHARES       OWNED IN THE
                                                     OWNED BENEFICIALLY  FRANKLIN TEMPLETON
                                                       AND % OF TOTAL     GROUP OF FUNDS
   NAME, ADDRESS, PRINCIPAL OCCUPATION     LENGTH      OUTSTANDING ON   (INCLUDING THE FUND) AS
   DURING PAST FIVE YEARS AND AGE        OF SERVICE   NOVEMBER 12, 1998   OF NOVEMBER 12, 1998
----------------------------------------------------------------------------------------------

*Edward B. Jamieson                       Trustee        None               199,537
 777 Mariners Island Blvd.                since
 San Mateo, CA 94404                      September 1993

Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; and officer and trustee of four of the investment companies in the Franklin
Templeton Group of Funds. Age 50.

*Charles B. Johnson                       Trustee        1,000**          1,795,726
 777 Mariners Island Blvd.                since
 San Mateo, CA 94404                      June 1988

President,  Chief  Executive  Officer and Director,  Franklin  Resources,  Inc.;
Chairman of the Board and Director, Franklin Advisers, Inc., Franklin Investment
Advisory Services,  Inc. and Franklin Templeton  Distributors,  Inc.;  Director,
Franklin/Templeton  Investor  Services,  Inc. and Franklin  Templeton  Services,
Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 50 of the investment companies in the Franklin Templeton Group of Funds. Age 66.

*Rupert H. Johnson, Jr.                   Trustee        1,000**         18,990,216
 777 Mariners Island Blvd.                since
 San Mateo, CA 94404                      June 1988

Executive Vice  President and Director,  Franklin  Resources,  Inc. and Franklin
Templeton  Distributors,  Inc.; President and Director,  Franklin Advisers, Inc.
and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin
Advisory Services, LLC; Director,  Franklin/Templeton  Investor Services,  Inc.;
and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds. Age 58.

                                                                        SHARES BENEFICIALLY
                                                         FUND SHARES       OWNED IN THE
                                                     OWNED BENEFICIALLY  FRANKLIN TEMPLETON
                                                       AND % OF TOTAL     GROUP OF FUNDS
   NAME, ADDRESS, PRINCIPAL OCCUPATION     LENGTH      OUTSTANDING ON   (INCLUDING THE FUND) AS
   DURING PAST FIVE YEARS AND AGE        OF SERVICE   NOVEMBER 12, 1998   OF NOVEMBER 12, 1998
----------------------------------------------------------------------------------------------

Frank W.T. LaHaye                         Trustee        2,250**            906,363
20833 Stevens Creek Blvd.                 since
Suite 102                                 June 1988
Cupertino, CA 95014

General  Partner,  Miller & LaHaye,  which is the General  Partner of  Peregrine
Ventures II (venture capital firm); director or trustee, as the case may be, of 27 of the investment companies in the Franklin Templeton Group of Funds; and FORMERLY, Director, Fischer Imaging Corporation (medical imaging systems),
Digital  Transmission  Systems,  Inc. (wireless  communications) and Quarterdeck
Corporation (software firm), and General Partner, Peregrine Associates, which was the General Partner of Peregrine Ventures (venture capital firm). Age 70.

Gordon S. Macklin                         Trustee        3,000**            373,061
8212 Burning Tree Road                    since
Bethesda, MD 20817                        January 1993

Director,  Fund American Enterprises  Holdings,  Inc. (holding company),  Martek
Biosciences Corporation,  MCI WorldCom (information services),  MedImmune,  Inc.
(biotechnology),  Spacehab,  Inc.  (aerospace  services) and Real 3D (software);
director or trustee, as the case may be, of 49 of the investment companies in the Franklin Templeton Group of Funds; and formerly, Chairman, White River
Corporation (financial services) and Hambrecht and Quist Group (investment banking), and President, National Association of Securities Dealers, Inc. Age
70.

------------------------------------------------------------------------------
  * Edward B. Jamieson, Charles B. Johnson and Rupert H. Johnson, Jr. are "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended, (the "1940 Act"). The 1940 Act limits the percentage of interested persons that can comprise a fund's board of trustees. Mr. Edward B. Jamieson is an interested person due to his employment affiliation with Resources. Mr. Charles B. Johnson and Mr. Rupert H. Johnson, Jr. are interested persons due to their ownership interest in Resources. The remaining Trustees of the Fund are not interested persons of the Fund (the "Independent Trustees").
 ** Less than 1% of the outstanding shares of the Fund.

   HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

   The role of the Trustees is provide general oversight of the Fund's business, and to ensure that the Fund is operated for the benefit of shareholders. The Trustees anticipate meeting at least 11 times during the current fiscal year to review the operations of the Fund and Fund's investment performance. The Trustees also oversee the services furnished to the Fund by Franklin Advisers, Inc., the Fund's investment manager, and various other service providers. The Fund pays the Independent Trustees $225 per month plus $120 per meeting attended. Board members who serve on the audit committee of the Fund and other funds in the Franklin Templeton Group of Funds receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Fund. Members of a committee are not compensated for any committee meeting held on the day of a board meeting.

   During the fiscal year ended August 31, 1998, there were 11 meetings of the Board and three meetings of the Audit Committee. Each of the Trustees attended at least 75% of the total number of meetings of the Board, except Edward B. Jamieson who attended 73%. There was 100% attendance at the meetings of the Audit Committee.

   Certain Trustees and Officers of the Fund are shareholders of Resources and may be deemed to receive indirect remuneration due to their participation in the management fees and other fees received from the Franklin Templeton Group of Funds by the Investment Manager and its affiliates. The Investment Manager or its affiliates pay the salaries and expenses of the Officers. No pension or retirement benefits are accrued as part of Fund expenses.

   The following table shows the fees paid to noninterested board members by the Fund and by the Franklin Templeton Group of Funds.

                                               NUMBER OF
                                           BOARDS WITHIN THE
                                           FRANKLIN TEMPLETON    TOTAL FEES
                               AGGREGATE   GROUP OF FUNDS ON  RECEIVED FROM THE
                             COMPENSATION    WHICH TRUSTEE    FRANKLIN TEMPLETON
   NAME OF TRUSTEE          FROM THE FUND**    SERVES***      GROUP OF FUNDS****
-------------------------------------------------------------------------------

   Frank H. Abbott, III         $3,578             27           $159,051
   Harris J. Ashton              3,409             49            361,157
   S. Joseph Fortunato           3,355             51            361,562
   David W. Garbellano*           200              N/A                 0
   Frank W.T. LaHaye             3,578             27            163,753
   Gordon S. Macklin             3,409             49            361,157

     *  Deceased September 27, 1997.
    ** For the fiscal year ended August 31, 1998. During the period from September 1, 1997 through May 31, 1998, fees at the rate of $200 per month plus $100 per meeting attended were in effect.
   *** We base the number of boards on the number of registered investment companies in the Franklin Templeton Group of Funds. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. The Franklin Templeton Group of Funds currently includes 54 registered investment companies, with approximately 163 U.S. based funds or series.
  ****  For the calendar year ended December 31, 1998.

   The preceding table indicates the total fees paid to Trustees by the Fund individually and all of the funds in the Franklin Templeton Group of Funds. These Trustees also serve as directors or trustees of other investment companies in the Franklin Templeton Group of Funds, many of which hold meetings at different dates and times. The Trustees believe that having the same individuals serving on the boards of many of the funds in the Franklin Templeton Group of Funds enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Trustees who can more effectively oversee the management of the funds.

   Board members historically have followed a policy of having substantial investments in one or more of the funds in the Franklin Templeton Group of Funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

   WHO ARE THE EXECUTIVE OFFICERS OF THE FUND?

   OFFICERS OF THE FUND ARE APPOINTED BY THE TRUSTEES AND SERVE AT THE PLEASURE OF THE BOARD. LISTED BELOW, FOR EACH EXECUTIVE OFFICER, IS A BRIEF DESCRIPTION OF HIS OR HER RECENT PROFESSIONAL EXPERIENCE:

                                             PRINCIPAL OCCUPATION DURING PAST
   NAME, ADDRESS, OFFICES WITH THE FUND      FIVE YEARS AND AGE
------------------------------------------------------------------------------
   Harmon E. Burns
   777 Mariners Island Blvd.
   San Mateo, CA 94404
   VICE PRESIDENT SINCE 1988

   Executive Vice President and Director, Franklin Resources, Inc., Franklin Templeton Distributors, Inc. and Franklin Templeton Services, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc. and Franklin/Templeton Investor Services, Inc.; and officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc. and of 53 of the investment companies in the Franklin Templeton Group of Funds. Age 54.

                                             PRINCIPAL OCCUPATION DURING PAST
   NAME, ADDRESS, OFFICES WITH THE FUND      FIVE YEARS AND AGE
------------------------------------------------------------------------------
   Martin L. Flanagan
   777 Mariners Island Blvd.
   San Mateo, CA 94404
   VICE PRESIDENT AND
   CHIEF FINANCIAL OFFICER SINCE 1995

   Senior Vice President and Chief Financial Officer, Franklin Resources, Inc., Franklin/Templeton Investor Services, Inc. and Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President, Chief Operating Officer and Director, Templeton Investment Counsel, Inc.; Executive Vice President and Chief Financial Officer, Franklin Advisers, Inc.; Chief Financial Officer, Franklin Advisory Services, LLC and Franklin Investment Advisory Services, Inc.; President and Director, Franklin Templeton Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds. Age 38.

   Deborah R. Gatzek
   777 Mariners Island Blvd.
   San Mateo, CA 94404
   VICE PRESIDENT SINCE 1992 AND
   SECRETARY SINCE 1988

   Senior Vice President and General Counsel, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Services, Inc. and Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Vice President, Franklin Advisory Services, LLC and Franklin Mutual Advisers, LLC; Vice President, Chief Legal Officer and Chief Operating Officer, Franklin Investment Advisory Services, Inc.; and officer of 54 of the investment companies in the Franklin Templeton Group of Funds. Age 50.

   Edward B. Jamieson         See Proposal 1, "Election of Trustees"
   777 Mariners Island Blvd.
   San Mateo, CA 94404
   PRESIDENT SINCE 1993

   Charles B. Johnson         See Proposal 1, "Election of Trustees"
   777 Mariners Island Blvd.
   San Mateo, CA 94404
   CHAIRMAN OF THE BOARD SINCE 1993

   Rupert H. Johnson, Jr.     See Proposal 1, "Election of Trustees"
   777 Mariners Island Blvd.
   San Mateo, CA 94404
   SENIOR VICE PRESIDENT SINCE 1988

   Diomedes Loo-Tam
   777 Mariners Island Blvd.
   San Mateo, CA 94404
   Treasurer and Principal
   ACCOUNTING OFFICER SINCE 1995

   Senior Vice President, Franklin Templeton Services, Inc.; and officer of 32 of the investment companies in the Franklin Templeton Group of Funds.
   Age 60.

                                             PRINCIPAL OCCUPATION DURING PAST
   NAME, ADDRESS, OFFICES WITH THE FUND      FIVE YEARS AND AGE
------------------------------------------------------------------------------

   Edward V. McVey
   777 Mariners Island Blvd.
   San Mateo, CA 94404
   VICE PRESIDENT SINCE 1988

   Senior Vice President and National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 28 of the investment companies in the Franklin Templeton Group of Funds. Age 61.

   R. Martin Wiskemann
   777 Mariners Island Blvd.
   San Mateo, CA 94404
   VICE PRESIDENT SINCE 1988

   Senior Vice President, Portfolio Manager and Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Management, Inc.; Vice President and Director, ILA Financial Services, Inc.; and officer and/or director or trustee, as the case may be, of 15 of the investment companies in the Franklin Templeton Group of Funds. Age 72.

   PROPOSAL 2: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT
               AUDITORS

   HOW ARE INDEPENDENT AUDITORS SELECTED?

   The Board has a standing Audit Committee consisting of Messrs. Abbott and LaHaye, both of whom are Independent Trustees. The Audit Committee submits a recommendation to the full Board with respect to the selection of auditors.

   WHICH INDEPENDENT AUDITORS DID THE BOARD SELECT?

   For the fiscal year ending August 31, 1999, the Board, including all of the Independent Trustees, selected as auditors the firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105. Coopers & Lybrand L.L.P. served as the independent auditors for the Fund since its inception in 1988 until 1998. PricewaterhouseCoopers LLP is the successor entity to a 1998 combination of Coopers & Lybrand L.L.P. with Price Waterhouse LLP. The auditors give an opinion on the financial statements in the Fund's Annual Report to Shareholders. PricewaterhouseCoopers LLP has advised the Fund that neither the firm nor any of its members have any material direct or indirect financial interest in the Fund.

   Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.

   PROPOSAL 3: OTHER BUSINESS

   The Trustees do not intend to bring any matters before the Meeting other than Proposals 1 and 2 and are not aware of any other matters to be brought before the Meeting by others. If any other matters do properly come before the Meeting, the persons named in the enclosed proxy will use their best judgment in voting on such matters.

   INFORMATION ABOUT THE FUND

   THE INVESTMENT MANAGER. Franklin Advisers, Inc. ("Advisers"), 777 Mariners Island Blvd., San Mateo, California 94404 serves as the Fund's investment manager. Advisers is a wholly owned subsidiary of Resources, a publicly owned holding company.

   THE FUND ADMINISTRATOR. Under an agreement with Advisers, Franklin Templeton Services, Inc. ("FT Services"), whose principal address is also 777 Mariners Island Blvd., San Mateo, CA 94404, provides certain administrative services and facilities for the Fund. FT Services is a wholly owned subsidiary of Resources.

   THE TRANSFER AGENT. The transfer agent, registrar and dividend disbursement agent for the Fund is PNC Bank, National Association, 400 Bellevue Parkway, Wilmington, DE 19809.

   THE CUSTODIAN. Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

   REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS. The Fund's last audited financial statements and annual report, dated August 31, 1998, are available free of charge. To obtain a copy, please call 1-800/DIAL BEN(R) or forward a written request to Franklin/Templeton Investor Services, Inc., 777 Mariners Island Blvd, P.O. Box 7777, San Mateo, CA 94403-7777.

   PRINCIPAL SHAREHOLDERS. As of March 29, 1999, the Fund had 26,864,621.986 shares outstanding and total net assets of $244,766,176. The Fund's shares are listed on the NYSE (symbol: FT). From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund's management, as of March 29, 1999, there were no other entities holding beneficially or of record more than 5% of the Fund's outstanding shares.

   In addition, to the knowledge of the Fund's management, as of November 12, 1998, no Trustee of the Fund owned 1% or more of the outstanding shares of the Fund, and the Officers and Trustees of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

   FURTHER INFORMATION ABOUT VOTING AND THE MEETING

   SOLICITATION OF PROXIES. The cost of soliciting these proxies will be borne by the Fund. The Fund reimburses brokerage firms and others for their expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies. In addition the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy or oral solicitations. The Fund does not reimburse Trustees and Officers of the Fund, or regular employees and agents of Advisers involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

   In addition to solicitations by mail, some of the Officers and employees of the Fund, Advisers and its affiliates, without extra compensation, may conduct additional solicitations by telephone, personal interviews and other means.

   VOTING BY BROKER-DEALERS. The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Fund understands that NYSE Rules permit the broker-dealers to vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting those shares in the same proportion as they vote shares for which they received instructions.

   QUORUM. Forty percent of the shares entitled to vote - present in person or represented by proxy - constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent "broker non-votes" (i.e., shares held by brokers or nominees as to which: (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

   REQUIRED VOTE. Provided that a quorum is present, Proposal 1, the election of Trustees, requires that the eight nominees receiving the greatest number of votes cast at the Meeting will be elected. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of such Trustees if they choose to do so, and in such event, the holders of the remaining shares voting will not be able to elect any Trustees. Proposal 2, ratification of the selection of independent auditors, requires the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Proposal 3, the transaction of any other business, is expected to require the affirmative vote of a majority of the Fund's shares present and voting on the Proposal at the Meeting. Abstentions and broker non-votes will be treated as votes not cast and, therefore, will not be counted for purposes of obtaining approval of Proposals 1, 2, and 3.

   ADJOURNMENT. In the event that sufficient votes in favor of the Proposals set forth in the Notice of 1999 Annual Shareholders' Meeting are not received by the date of the Meeting, the persons named in the enclosed proxy may propose one or more adjournments of the Meeting for a period or periods of not more than 60 days in the aggregate. This will permit further solicitation of proxies, even though a quorum is present. Any adjournment will require the affirmative vote of a majority of the votes cast on the questions, in person or by proxy, at the session of the Meeting to be adjourned. The costs of any such additional solicitation and of any adjourned session would be paid by the Fund.

   SHAREHOLDER PROPOSALS. The Fund anticipates that its next annual shareholders' meeting will be held in April, 2000. Shareholder proposals to be presented at the next annual meeting must be received at the Fund's offices, 777 Mariners Island Boulevard, San Mateo, CA 94404, no later than October 15, 1999 in order to be included in the Fund's proxy statement and proxy card relating to that meeting and presented at that meeting. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement. A shareholder who wishes to make a proposal at the 2000 annual shareholders' meeting without including the proposal in the Fund's proxy statement must notify the Fund at the Fund's offices, of such proposal by January 2, 2000. If a shareholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by the Board for the 2000 annual shareholders' meeting may exercise discretionary voting power with respect to any such proposal.

                                      By order of the Board of Trustees,



                                      Deborah R. Gatzek
                                      Secretary

   Dated: April 15, 1999
   San Mateo, California

                         FRANKLIN UNIVERSAL TRUST PROXY

                 ANNUAL SHAREHOLDER'S MEETING - MAY 27, 1999

The undersigned hereby revokes all previous proxies for his shares and appoints Harmon E. Burns, Rupert H. Johnson, Jr., and Deborah R. Gatzek, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Universal Trust (the "Fund") which the undersigned is entitle to vote at the Fund's Annual Meeting to be held at 777 Mariners Island Blvd., San Mateo, California at 2:00 p.m. Pacific time on the 27th day of May, 1999, including any adjournments thereof, upon such business as may properly be brought before the meeting.

--------------------------------------------------------------------------------
1. Election of Trustees: Frank H. Abbott, III,       [ ] FOR all the nominees
                         Harris J. Ashton, S. Joseph     listed to the left
                         Fortunato, Edward B.            except as marked to the
                         Jamieson, Charles B.            contrary)
                         Johnson, Rupert H. Johnson,
                         Jr., Frank W.T. LaHaye,      [ ] WITHHOLD AUTHORITY (to
                         Gordon S. Macklin                vote for all nominees
                                                          listed to the left)

--------------------------------------------------------------------------------
2. Ratification of the selection of               NOTE: To withhold authority
PricewaterhouseCoopers LLP, as the independent    to vote for any individual
auditors for the Fund for the                     nominee, strike a line
fiscal year ending August 31, 1999.               through the nominee's name in
                                                  the list to the left.
--------------------------------------------------------------------------------

   [ ] FOR     [ ] AGAINST    [ ] ABSTAIN

                                                 THE BOARD UNANIMOUSLY
                                                 RECOMMENDS THAT YOU VOTE IN
                                                 FAVOR OF PROPOSAL 2.

                 Continued and to be signed on reverse side.


3. To grant the proxyholders the authority to vote upon any other business that may legally come before the meeting.

   [ ] GRANT   [ ] WITHHOLD

               PLEASE SIGN AND PROMPLTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED IN THE U.S.

This proxy is solicited on behalf of the Board of Trustees. It will be voted as specified. If no specification is made, this proxy shall be voted in favor of both Proposals (including all nominees for trustees). If any other matters properly come before the meeting about which the proxyholders were not aware prior to the time of the solicitation, authorization is given the proxyholders to vote in accordance with the views of management thereon. The management is not aware of any such matters.

                                          Dated __________________________



                                          ________________________________
                                          Signature


                                          ________________________________
                                          Signature


                                          Note: Please sign exactly as your name
                                          appears on this proxy. If signing for
                                          estates, trusts, or corporations,
                                          title or capacity should be stated. If
                                          shares are held jointly, each holder
                                          must sign.